UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2004

Date of Report (Date of earliest event reported)

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9244 Balboa Avenue, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Item 4. Changes in Registrant’s Certifying Accountant.

On April 28, 2004, Maxwell Technologies, Inc. (the “Company”) issued a news release announcing that McGladrey & Pullen, LLP have been engaged as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2004. This news release is attached hereto as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Document
99.1	News Release issued by Maxwell Technologies, Inc. on April 28, 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: April 29, 2004	By:	/s/ Richard D. Balanson
Richard D. Balanson
President and Chief Executive Officer

3